April 11, 2002



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K which is being furnished pursuant to Regulation FD.

         Pursuant to Section 13(a) of the Act, by copy hereof we are delivering to the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, one complete copy, including exhibits. Pursuant to General Instruction E to Form 8-K, the copy being delivered to the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-3299 if you have any questions concerning this filing.

                                        Very truly yours,

                                        /s/ Cathy E. Chessin

                                        Cathy E. Chessin
                                        Corporate Counsel and Secretary

CEC/mch
Enclosure

cc:      John Kiesel

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 11, 2002
                                                     --------------
                                                     April 11, 2002



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                   1-10294                         72-0724532
(State or other            (Commission                     (IRS Employer
jurisdiction of             File Number)                  Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The exhibits listed below are furnished pursuant to Regulaton FD as a part of this current report on Form 8-K.

Exhibit No.                Description

99.15                      News Release issued by the Registrant
                           on April 11, 2002


Item 9.  Regulation FD Disclosure.

         On April 11, 2002, Hibernia Corporation issued a news release dated April 11, 2002 which is attached as an exhibit hereto and incorporated by reference into this item 9.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HIBERNIA CORPORATION
                                       (Registrant)


Date: April 11, 2002                    By: /s/ Cathy E. Chessin
                                            Cathy E. Chessin
                                            Corporate Counsel and Secretary



                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.

99.15                             News Release Issued by the                3
                                  Registrant on April 11, 2002

For IMMEDIATE Release
April 11, 2002

MEDIA INQUIRIES:                            INVESTOR INQUIRIES:
Steven Thorpe - Vice President,             Trisha Voltz - Senior Vice President
Public Relations                            and Manager, Investor Relations
Office: (504) 533-2753;                     Office: (504) 533-2180;
Home: (504) 484-7632                        Home: (504) 779-1930
E-mail: sthorpe@hibernia.com                E-mail: tvoltz@hibernia.com



                           Hibernia Reports 18% Higher
                     First-Quarter Earnings of $59.2 Million


                                               FINANCIAL PERFORMANCE DATA
FIRST QUARTER                                         2002                  2001                  CHANGE
----------------------------------------------------- --------------------- --------------------- --------------------
Net income                                            $59.2 million         $50.3 million         +18%
----------------------------------------------------- --------------------- --------------------- --------------------
EPS assuming dilution                                 $0.37                 $0.31                 +19%
----------------------------------------------------- --------------------- --------------------- --------------------
ROA                                                   1.45%                 1.21%                 +24 bp
----------------------------------------------------- --------------------- --------------------- --------------------
ROCE                                                  14.94%                13.80%                +114 bp
----------------------------------------------------- --------------------- --------------------- --------------------
Revenues                                              $261.3 million        $234.9 million        +11%
----------------------------------------------------- --------------------- --------------------- --------------------
Net interest margin                                   4.59%                 4.17%                 +42 bp
----------------------------------------------------- --------------------- --------------------- --------------------
Reserve coverage of total loans                       1.85%                 1.52%                 +33 bp
----------------------------------------------------- --------------------- --------------------- --------------------


       NEW ORLEANS - Hibernia Corporation today reported first-quarter 2002 net income of $59.2 million, 18% higher than $50.3 million earned a year earlier. Earnings per common share (EPS) reached $0.38, up 23% from $0.31 a year earlier, and EPS assuming dilution was $0.37, up 19% from $0.31 a year ago.
      First-quarter 2002 net income was up 11% compared to $53.2 million a year earlier after adjusting to exclude goodwill amortization, which was eliminated beginning in 2002 under a new accounting rule. On the same basis, EPS and EPS assuming dilution for first-quarter 2002 of $0.38 and $0.37, respectively, were up 15% and 12% from $0.33 a year earlier.
      First-quarter 2002 results reflect net securities losses of $3.4 million, which include a $3.5 million writedown for permanent impairment of private-equity investments. In first-quarter 2001, Hibernia recognized a securities loss of $4.3 million on a private-equity investment.
      Excluding securities transactions after adjusting to exclude goodwill amortization, first-quarter 2002 net income was $61.5 million, up 10% from $55.8 million a year ago, and EPS and EPS assuming dilution were $0.39 and $0.38, up 11% and 12%.
      At March 31, 2002, reserves as a percentage of total loans were 1.85%, and reserves as a percentage of nonperforming loans were 284%.
       "In the first quarter, Hibernia continued building on progress made in 2001," said Herb Boydstun, president and CEO. "Earnings grew, even in a weak economy. As the next step in strengthening our sales culture, we launched Completely Free Checking, designed to attract many new customers and generate additional cross-selling and referral opportunities for employees throughout the company.
      "Completely Free Checking, which we began offering March 11, is off to a promising start and has exceeded expectations for new accounts and cross-sales," said Boydstun. "We're confident this program will continue to attract prospects and strengthen Hibernia's already No. 1 market share in Louisiana and the markets we serve in East Texas."
      Boydstun pointed out that Hibernia is making good progress in strengthening its sales culture. For example, comparing the monthly average for first-quarter 2002 to the monthly average for the second half of 2001:
o Profiling of Consumer Banking customers to gather information about their current and future financial needs was up 92%.
o The number of Consumer Banking customers purchasing products was up 34% and the number of products sold up 64%.
      In addition, in the first quarter:
o The number of products sold through Hibernia's Baton Rouge-based Direct Bank call center was up 117% compared to the year-ago quarter, and 39% more customers were reached.
o More than 3.5 million online-banking sessions were conducted, up 70% from a year earlier.
      Hibernia's capital is strong, and in the first quarter the company repurchased approximately 1.2 million shares of its common stock under a 12-month stock buyback plan that was announced in April of last year.
      Other first-quarter 2002 results, compared to the first quarter of 2001, included the following:
o     Revenues: $261.3 million, up 11% from $234.9 million.
o Net interest margin: 4.59%, improved from 4.17%. The fourth-quarter 2001 net interest margin was 4.58%. Low interest rates and a steep yield curve continued to impact the net interest margin favorably in first-quarter 2002. The company projects the margin will decline in the second half of 2002 and into 2003 as higher-yielding earning assets reprice downward.
o     Net interest income: $170.9 million, up 8% from $158.9 million.
o Noninterest income: $84.8 million, up 22% from $69.6 million. Fee-based business lines, such as mortgage banking, brokerage and insurance, contributed to the increase. Gains on sales of mortgage loans increased 471% from the year-ago quarter. Excluding securities transactions, noninterest income for first-quarter 2002 increased 20% to $88.2 million, compared to $73.5 million a year earlier, and totaled 34% of total revenues.
o Leverage ratio, a measure of capital strength: 8.34%, increased from 7.70% at March 31, 2001. The leverage ratio was 8.14% at the end of 2001.

 Asset  quality
      Asset-quality results were in line with management's expectations, and the company continued to refine its credit process.
o The provision for loan losses totaled $27.5 million for first-quarter 2002, compared to $18.0 million a year earlier and $29.3 million for fourth-quarter 2001. Provision expense for first-quarter 2002 exceeded net charge-offs by $9.5 million. Nonperforming assets at March 31, 2002, were $79.5 million, compared to $84.5 million a year earlier and $78.2 million at Dec. 31, 2001.
o Nonperforming loans at March 31, 2002, were $72.1 million, compared to $77.5 million a year earlier and $70.9 million at Dec. 31, 2001.
o The nonperforming asset ratio at the end of first-quarter 2002 was 0.72%, compared to 0.71% a year earlier and 0.69% at Dec. 31, 2001, and the nonperforming loan ratio was 0.65%, compared to 0.65% and 0.63%.
o Reserve coverage of nonperforming loans increased to 284% at March 31, 2002, compared to 233% a year earlier and 276% at year-end 2001. Reserve coverage of total loans at March 31, 2002, was 1.85%, improved from 1.52% a year earlier and 1.74% at Dec. 31, 2001.
o Loan delinquency ratios at March 31, 2002, compared to a year ago and year-end 2001 were: consumer, 0.63%, compared to 0.69% and 0.84%; small-business, 0.46% compared to 0.55% and 0.41%; and commercial, 0.10%, compared to 0.31% and 0.25%.
o Net charge-off ratios for first-quarter 2002 compared to a year ago and year-end 2001 were: total ratio, 0.65%, compared to 0.51% and 0.56%; consumer, 0.63%, compared to 0.49% and 0.54%; small-business, 1.03%, compared to 0.72% and 0.64%; and commercial, 0.35%, compared to 0.39% and 0.53%.
o Shared national credits totaled $809 million at March 31, 2002, down 32% from $1.2 billion a year earlier and 7% from $873 million at year-end 2001.

Additional results
o Total deposits were $12.8 billion at March 31, 2002, virtually unchanged from a year earlier, while noninterest-bearing deposits increased 5%. Loans totaled $11.1 billion, down 7% from $11.9 billion. Managed loans - or total loans plus approximately $391 million in outstanding balances of indirect auto loans securitized and sold during second-quarter 2001 - were down 4% at March 31, 2002, compared to a year earlier.
o Noninterest expense for first-quarter 2002 was $136.9 million, up 4% from a year earlier and up 6% from a year earlier after adjusting to exclude goodwill amortization. First-quarter 2002 amortization of other intangibles increased 44% because of increased mortgage-servicing rights amortization resulting primarily from record mortgage-loan volume in 2001. Advertising and promotional expense in first-quarter 2002 increased 25% from a year earlier, primarily because of an extensive direct-mail and in-branch advertising campaign promoting Completely Free Checking.
o The first-quarter 2002 efficiency ratio was 52.40%, compared to 56.11% a year earlier, or 54.75% after adjusting to exclude goodwill amortization. A live listen-only audio Webcast of management's conference call with analysts and the media will be available beginning at 1 p.m. CT today on the company's Internet site (www.hibernia.com). The conference also will be available in archived format at the same address until April 30.
      Hibernia, a Forbes 500 company, has $16.4 billion in assets and 259 locations in 34 Louisiana parishes and in 16 Texas and two Mississippi counties. Hibernia Corporation's common stock (HIB) is listed on the New York Stock Exchange.



Statements contained herein that are not historical facts should be considered forward-looking with respect to Hibernia. Statements of this type speak only as of the date of this release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business and consumer spending, borrowing and savings habits, competition, government monetary policy, changes in laws and regulations, and changes in the assumptions used in making the forward-looking statements could cause actual results to differ materially from those contemplated by the statements. Additional information on factors that might affect Hibernia's financial results is included in filings with the Securities and Exchange Commission. Hibernia undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.



FINANCIAL INFORMATION
(Unaudited)

SUMMARY OF OPERATIONS                                                      QUARTER ENDED
($ in thousands, except per-share data)

                                                           March 31         March 31              December 31
                                                            2002             2001       CHANGE       2001        CHANGE
                                                         ------------     -----------  ---------- -----------  ----------

  Interest income                                           $246,239        $314,221      (22)%     $262,169        (6)%
  Interest expense                                            75,321         155,336      (52)        89,767       (16)
                                                         ------------     -----------             -----------
      Net interest income                                    170,918         158,885        8        172,402        (1)
  Provision for loan losses                                   27,500          18,000       53         29,250        (6)
                                                         ------------     -----------             -----------
      Net interest income after provision                    143,418         140,885        2        143,152         -
                                                         ------------     -----------             -----------

  Noninterest income:
      Service charges on deposits                             31,664          27,242       16         32,380        (2)
      Mortgage loan origination and servicing fees             8,186           6,522       26          8,279        (1)
      Retail investment service fees                           8,089           7,344       10          7,494         8
      Trust fees                                               6,343           6,677       (5)         6,072         4
      Investment banking                                       2,996           3,350      (11)         3,360       (11)
      Insurance                                                4,059           3,360       21          2,976        36
      Other service, collection and exchange charges          13,973          11,863       18         13,474         4
      Gain on sales of mortgage loans                          8,214           1,438      471          8,803        (7)
      Other operating income                                   4,638           5,739      (19)         3,726        24
      Securities gains (losses), net                          (3,408)         (3,914)      13            424      (904)
                                                         ------------     -----------             -----------
            Noninterest income                                84,754          69,621       22         86,988        (3)
                                                         ------------     -----------             -----------

  Noninterest expense:
      Salaries and employee benefits                          70,558          67,184        5         69,775         1
      Occupancy and equipment                                 17,044          17,305       (2)        17,511        (3)
      Data processing                                          8,380           7,946        5          7,754         8
      Amortization of goodwill                                     -           3,188     (100)         3,102      (100)
      Amortization of other intangibles                        6,739           4,696       44         14,267       (53)
      Advertising and promotional expense                      5,321           4,249       25          3,549        50
      Stationery and supplies, postage and telecommunications  6,246           6,476       (4)         5,818         7
      Other operating expense                                 22,611          20,778        9         21,913         3
                                                         ------------     -----------             -----------
            Noninterest expense                              136,899         131,822        4        143,689        (5)
                                                         ------------     -----------             -----------

  Income before income taxes                                  91,273          78,684       16         86,451         6
  Income tax expense                                          32,037          28,351       13         30,060         7
                                                         ------------     -----------             -----------
  Net income                                                 $59,236         $50,333       18 %      $56,391         5 %
                                                         ============     ===========             ===========
  Net income applicable to common shareholders               $59,236         $48,833       21 %      $56,391         5 %
                                                         ============     ===========             ===========
  Adjusted net income (1)                                    $59,236         $53,232       11 %      $59,203         - %
                                                         ============     ===========             ===========
  Adjusted net income applicable to common shareholders(1)   $59,236         $51,732       15 %      $59,203         - %
                                                         ============     ===========             ===========

  Net income per common share                                  $0.38           $0.31       23 %        $0.36         6 %
  Net income per common share - assuming dilution              $0.37           $0.31       19 %        $0.35         6 %
  Return on average assets                                      1.45 %          1.21 %     24 bp        1.38 %       7 bp
  Return on average common equity                              14.94 %         13.80 %    114 bp       14.51 %      43 bp

Adjusted financial data(1):
    Net income per common share                                $0.38           $0.33       15 %        $0.38         - %
    Net income per common share - assuming dilution            $0.37           $0.33       12 %        $0.37         - %

(1) Excludes amortization of goodwill


FINANCIAL INFORMATION (Cont.)
(Unaudited)                                                                          QUARTER ENDED
SUMMARY OF OPERATIONS
($ in thousands, except per-share data)
                                                         March 31        December 31     September 30       June 30       March 31
                                                           2002             2001            2001              2001          2001

  Interest income                                         $246,239         $262,169        $283,424         $299,586      $314,221
  Interest expense                                          75,321           89,767         117,803          131,823       155,336
                                                        -----------      -----------     -----------      -----------    -----------
      Net interest income                                  170,918          172,402         165,621          167,763       158,885
  Provision for loan losses                                 27,500           29,250          23,000           27,000        18,000
                                                        -----------      -----------     -----------      -----------    -----------
      Net interest income after provision                  143,418          143,152         142,621          140,763       140,885
                                                        -----------      -----------     -----------      -----------    -----------
  Noninterest income:
      Service charges on deposits                           31,664           32,380          28,666           28,977        27,242
      Mortgage loan origination and servicing fees           8,186            8,279           7,568            6,997         6,522
      Retail investment service fees                         8,089            7,494           6,758            6,357         7,344
      Trust fees                                             6,343            6,072           6,402            6,700         6,677
      Investment banking                                     2,996            3,360           2,692            3,953         3,350
      Insurance                                              4,059            2,976           3,362            3,640         3,360
      Other service, collection and exchange charges        13,973           13,474          13,527           12,433        11,863
      Gain on sales of mortgage loans                        8,214            8,803           6,602            4,230         1,438
      Other operating income                                 4,638            3,726           5,964           14,612         5,739
      Securities gains (losses), net                        (3,408)             424              23           (5,454)       (3,914)
                                                        -----------      -----------     -----------      -----------    -----------
             Noninterest income                             84,754           86,988          81,564           82,445        69,621
                                                        -----------      -----------     -----------      -----------    -----------
   Noninterest expense:
     Salaries and employee benefits                         70,558           69,775          68,337           72,212        67,184
     Occupancy and equipment                                17,044           17,511          17,148           17,139        17,305
     Data processing                                         8,380            7,754           7,855            7,872         7,946
     Amortization of goodwill                                    -            3,102           3,172            3,206         3,188
     Amortization of other intangibles                       6,739           14,267           9,994            4,979         4,696
     Advertising and promotional expense                     5,321            3,549           3,613            4,466         4,249
     Stationery and supplies, postage and telecommunications 6,246            5,818           6,429            6,535         6,476
     Other operating expense                                22,611           21,913          20,869           21,452        20,778
                                                        -----------      -----------     -----------      -----------    -----------
             Noninterest expense                           136,899          143,689         137,417          137,861       131,822
                                                        -----------      -----------     -----------      -----------    -----------
  Income before income taxes                                91,273           86,451          86,768           85,347        78,684
  Income tax expense                                        32,037           30,060          29,596           30,445        28,351
                                                        -----------      -----------     -----------      -----------    -----------
   Net income                                              $59,236          $56,391         $57,172          $54,902       $50,333
                                                        ===========      ===========     ===========      ===========    ===========
   Net income applicable to common shareholders            $59,236          $56,391         $55,672          $53,402       $48,833
                                                        ===========      ===========     ===========      ===========    ===========
   Adjusted net income (1)                                 $59,236          $59,203         $60,054          $57,818       $53,232
                                                        ===========      ===========     ===========      ===========    ===========

  Adjusted net income applicable to common shareholders(1) $59,236          $59,203         $58,554          $56,318       $51,732
                                                        ===========      ===========     ===========      ===========    ===========

  Net income per common share                                $0.38            $0.36           $0.36            $0.34         $0.31
  Net income per common share - assuming dilution            $0.37            $0.35           $0.35            $0.34         $0.31
  Return on average assets                                    1.45 %           1.38 %          1.39 %           1.34 %        1.21 %
  Return on average common equity                            14.94 %          14.51 %         14.75 %          14.59 %       13.80 %

Adjusted financial data(1):
    Net income per common share                              $0.38            $0.38           $0.37            $0.36         $0.33
    Net income per common share - assuming dilution          $0.37            $0.37           $0.37            $0.35         $0.33

(1) Excludes amortization of goodwill

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES
($ in millions)
                                                                                    QUARTER ENDED
                                                                March 31               March 31              CHANGE
                                                                  2002                   2001
  Assets
    Cash and due from banks                                          $559.3                 $521.9              7 %
    Short-term investments                                            264.2                  162.7             62
    Securities                                                      3,478.1                3,154.0             10
    Mortgage loans held for sale                                      345.8                  169.9            104
    Loans                                                          11,133.8               12,112.9             (8)
        Reserve for loan losses                                      (199.5)                (179.1)            11
                                                                -----------             -----------
             Loans, net                                            10,934.3               11,933.8             (8)
    Other assets                                                      796.0                  764.8              4
                                                                -----------             -----------

        Total assets                                              $16,377.7              $16,707.1             (2)%
                                                                ============            ===========
  Liabilities
    Noninterest-bearing deposits                                   $2,355.4               $2,088.5             13 %
    Interest-bearing deposits                                      10,349.3               10,288.2              1
                                                                -----------             -----------
        Total deposits                                             12,704.7               12,376.7              3
    Short-term borrowings                                             681.4                1,478.4            (54)
    Other liabilities                                                 362.8                  223.3             62
    Federal Home Loan Bank advances                                 1,042.8                1,126.0             (7)
                                                                -----------             -----------
        Total liabilities                                          14,791.7               15,204.4             (3)

  Shareholders' equity                                              1,586.0                1,502.7              6
                                                                -----------             -----------
        Total liabilities and shareholders' equity                $16,377.7              $16,707.1             (2)%
                                                                ===========             ===========

FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                   March 31           March 31                          December 31
                                                     2002               2001           CHANGE              2001              CHANGE
  Assets
    Cash and due from banks                            $424.2             $521.1        (19)%               $670.4            (37)%
    Short-term investments                              517.8               99.6        420                   46.4            N/M
    Securities                                        3,405.1            3,263.2          4                3,491.2             (2)
    Mortgage loans held for sale                        347.7              299.1         16                  566.9            (39)
    Loans:
        Commercial                                    2,805.5            3,295.3        (15)               2,962.4             (5)
        Small business                                2,458.8            2,432.3          1                2,490.8             (1)
        Consumer                                      5,816.0            6,189.1         (6)               5,787.8              -
                                                 -------------      -------------                        -------------
            Total loans                              11,080.3           11,916.7         (7)              11,241.0             (1)
        Reserve for loan losses                        (205.2)            (180.8)        13                 (195.8)             5
                                                 -------------      -------------                        -------------
             Loans, net                              10,875.1           11,735.9         (7)              11,045.2             (2)
    Other assets                                        803.3              759.5          6                  798.1              1
                                                 -------------      -------------                        -------------
        Total assets                                $16,373.2          $16,678.4         (2)%            $16,618.2             (1)%
                                                 =============      =============                        =============

  Liabilities
    Noninterest-bearing deposits                     $2,326.6           $2,206.3          5 %             $2,484.8             (6)%
    Interest-bearing deposits                        10,445.4           10,494.2          -               10,468.3              -
                                                 -------------      -------------                        -------------
        Total deposits                               12,772.0           12,700.5          1               12,953.1             (1)
    Short-term borrowings                               665.1            1,048.4        (37)                 752.7            (12)
    Other liabilities                                   307.9              256.1         20                  309.6             (1)
    Federal Home Loan Bank advances                   1,042.8            1,143.6         (9)               1,043.0              -
                                                 -------------      -------------                        -------------
        Total liabilities                            14,787.8           15,148.6         (2)              15,058.4             (2)
                                                 -------------      -------------                        -------------
  Shareholders' equity
    Preferred stock                                         -               87.0       (100)                     -              -
    Common stock                                        315.9              309.6          2                  311.7              1
    Surplus                                             468.6              434.6          8                  446.9              5
    Retained earnings                                   887.5              747.2         19                  850.3              4
    Treasury stock                                      (60.1)             (35.9)        67                  (35.9)            67
    Accumulated other comprehensive
           income                                           -               18.2       (100)                  13.3           (100)
    Unearned compensation                               (26.5)             (30.9)       (14)                 (26.5)             -
                                                 -------------      -------------                        -------------
        Total shareholders' equity                    1,585.4            1,529.8          4                1,559.8              2
                                                 -------------      -------------                        -------------

        Total liabilities and shareholders' equity  $16,373.2          $16,678.4         (2)%            $16,618.2             (1)%
                                                 =============      =============                        =============


FINANCIAL INFORMATION (Cont.)
(Unaudited)
PERIOD-END BALANCES
($ in millions)
                                                    March 31       December 31     September 30       June 30            March 31
                                                       2002           2001            2001              2001               2001
  Assets
    Cash and due from banks                             $424.2           $670.4          $483.7           $517.8             $521.1
    Short-term investments                               517.8             46.4           381.2            452.8               99.6
    Securities                                         3,405.1          3,491.2         3,466.0          3,112.4            3,263.2
    Mortgage loans held for sale                         347.7            566.9           305.7            327.2              299.1
    Loans:
        Commercial                                     2,805.5          2,962.4         2,920.6          3,101.3            3,295.3
        Small business                                 2,458.8          2,490.8         2,511.3          2,482.7            2,432.3
        Consumer                                       5,816.0          5,787.8         5,928.9          5,702.2            6,189.1
                                                  -------------    -------------   -------------    -------------      -------------
            Total loans                               11,080.3         11,241.0        11,360.8         11,286.2           11,916.7
        Reserve for loan losses                         (205.2)          (195.8)         (182.2)          (178.6)            (180.8)
                                                  -------------    -------------   -------------    -------------      -------------
             Loans, net                               10,875.1         11,045.2        11,178.6         11,107.6           11,735.9
    Other assets                                         803.3            798.1           800.1            788.8              759.5
                                                  -------------    -------------   -------------    -------------      -------------
        Total assets                                 $16,373.2        $16,618.2       $16,615.3        $16,306.6          $16,678.4
                                                  =============    =============   =============    =============      =============

  Liabilities
    Noninterest-bearing deposits                      $2,326.6         $2,484.8        $2,268.7         $2,231.8           $2,206.3
    Interest-bearing deposits                         10,445.4         10,468.3        10,660.3         10,447.2           10,494.2
                                                  -------------    -------------   -------------    -------------      -------------
        Total deposits                                12,772.0         12,953.1        12,929.0         12,679.0           12,700.5
    Short-term borrowings                                665.1            752.7           722.1            740.1            1,048.4
    Other liabilities                                    307.9            309.6           202.3            176.8              256.1
    Federal Home Loan Bank advances                    1,042.8          1,043.0         1,143.2          1,143.4            1,143.6
                                                  -------------    -------------   -------------    -------------      -------------
        Total liabilities                             14,787.8         15,058.4        14,996.6         14,739.3           15,148.6
                                                  -------------    -------------   -------------    -------------      -------------
  Shareholders' equity
    Preferred stock                                          -                -            87.0             87.0               87.0
    Common stock                                         315.9            311.7           311.6            310.5              309.6
    Surplus                                              468.6            446.9           442.7            438.1              434.6
    Retained earnings                                    887.5            850.3           815.8            780.5              747.2
    Treasury stock                                       (60.1)           (35.9)          (35.9)           (35.9)             (35.9)
    Accumulated other comprehensive
           income                                            -             13.3            28.4             18.0               18.2
    Unearned compensation                                (26.5)           (26.5)          (30.9)           (30.9)             (30.9)
                                                  -------------    -------------   -------------    -------------      -------------
        Total shareholders' equity                     1,585.4          1,559.8         1,618.7          1,567.3            1,529.8
                                                  -------------    -------------   -------------    -------------      -------------

        Total liabilities and shareholders' equity   $16,373.2        $16,618.2       $16,615.3        $16,306.6          $16,678.4
                                                  =============    =============   =============    =============      =============

FINANCIAL INFORMATION (Cont.)
(Unaudited)
SELECTED FINANCIAL DATA
                                                              1Q 2002              4Q 2001             3Q 2001             2Q 2001
                                                          ---------------      --------------      --------------      -------------
    Net income per common share                                $0.38              $0.36               $0.36               $0.34
    Net income per common share - assuming dilution            $0.37              $0.35               $0.35               $0.34
    Adjusted financial data(1)
        Net income per common share                            $0.38              $0.38               $0.37               $0.36
        Net income per common share - assuming dilution        $0.37              $0.37               $0.37               $0.35
    Return on average assets                                    1.45 %             1.38 %              1.39 %              1.34 %
    Return on average common equity                            14.94 %            14.51 %             14.75 %             14.59 %
    Return on average total equity                             14.94 %            14.51 %             14.32 %             14.16 %
    Net interest margin--taxable equivalent                     4.59 %             4.58 %              4.37 %              4.44 %
    Efficiency ratio                                           52.40 %            55.00 %             55.07 %             53.42 %
    Adjusted efficiency ratio(1)                               52.40 %            53.81 %             53.80 %             52.17 %
    Common shares outstanding (000s)                         159,895            159,067             159,030             158,453
    Average common shares outstanding (000s)(2)              157,610            156,859             156,600             155,905
    Average common shares outstanding (000s)
          - assuming dilution(2)                             160,989            159,494             159,883             158,736
    Book value per common share                               $10.04              $9.94               $9.78               $9.49
    Average equity as a % of average assets                     9.68 %             9.52 %              9.72 %              9.43 %
    Leverage ratio                                              8.34 %             8.14 %              8.37 %              8.09 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $72,142            $70,888             $69,846             $61,179
    Foreclosed assets                                          5,921              5,782               7,217               6,647
    Excess bank-owned property                                 1,450              1,482               1,076               1,148
                                                       --------------      -------------      --------------      --------------
        Total nonperforming assets                           $79,513            $78,152             $78,139             $68,974
                                                       ==============      =============      ==============      ==============

    Loans 90 days or more past due                            $7,456             $8,037              $6,941              $6,934
    Provision for loan losses                                $27,500            $29,250             $23,000             $27,000
    Net charge-offs                                          $18,029            $15,687             $19,415             $21,992
    Reserve for loan losses                                 $205,237           $195,766            $182,203            $178,618
    Net charge-offs as a % of average loans                     0.65 %             0.56 %              0.69 %              0.74 %
    Reserves as a % of total loans                              1.85 %             1.74 %              1.60 %              1.58 %
    Reserves as a % of nonperforming loans                    284.49 %           276.16 %            260.86 %            291.96 %
    Nonperforming loan ratio                                    0.65 %             0.63 %              0.61 %              0.54 %
    Nonperforming asset ratio                                   0.72 %             0.69 %              0.69 %              0.61 %

(1)    Excluding amortization of goodwill
(2)    net of uncommitted ESOP shares


FINANCIAL INFORMATION (Cont.)
(Unaudited)
SELECTED FINANCIAL DATA (Cont.)
                                                              1Q 2001
                                                         ---------------
    Net income per common share                                $0.31
    Net income per common share - assuming dilution            $0.31
    Adjusted financial data(1)
        Net income per common share                            $0.33
        Net income per common share - assuming dilution        $0.33
    Return on average assets                                    1.21 %
    Return on average common equity                            13.80 %
    Return on average total equity                             13.40 %
    Net interest margin--taxable equivalent                     4.17 %
    Efficiency ratio                                           56.11 %
    Adjusted efficiency ratio(1)                               54.75 %
    Common shares outstanding (000s)                         157,965
    Average common shares outstanding (000s)(2)              155,443
    Average common shares outstanding (000s)
          - assuming dilution(2)                             157,469
    Book value per common share                                $9.28
    Average equity as a % of average assets                     8.99 %
    Leverage ratio                                              7.70 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $77,464
    Foreclosed assets                                          4,475
    Excess bank-owned property                                 2,573
                                                       --------------
        Total nonperforming assets                           $84,512
                                                       ==============

    Loans 90 days or more past due                            $7,615
    Provision for loan losses                                $18,000
    Net charge-offs                                          $15,352
    Reserve for loan losses                                 $180,778
    Net charge-offs as a % of average loans                     0.51 %
    Reserves as a % of total loans                              1.52 %
    Reserves as a % of nonperforming loans                    233.37 %
    Nonperforming loan ratio                                    0.65 %
    Nonperforming asset ratio                                   0.71 %

(1)    Excluding amortization of goodwill
(2)    net of uncommitted ESOP shares

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST AND RATES
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)
                                                                                    QUARTER ENDED

                                                          March 31, 2002                           December 31, 2001
                                                      Average                                  Average
                                                      Balance      Interest     Rate           Balance     Interest     Rate

Assets
   Interest-earning assets:
       Loans                                          $11,133.8     $195,820    7.12 %         $11,253.5    $211,634    7.47 %
       Securities                                       3,478.1       45,650    5.25             3,321.7      44,653    5.38
       Short-term investments                             264.2        1,535    2.36               136.8         775    2.25
       Mortgage loans held for sale                       345.8        5,431    6.28               467.0       7,386    6.34
                                                     -----------  -----------                 -----------  ----------
           Total interest-earning assets               15,221.9     $248,436    6.59 %          15,179.0    $264,448    6.93 %
                                                                  -----------                              ----------
   Reserve for loan losses                               (199.5)                                  (187.5)
   Noninterest-earning assets                           1,355.3                                  1,341.0
                                                     -----------                              -----------
           Total assets                               $16,377.7                                $16,332.5
                                                     ===========                              ===========

Liabilities and shareholders' equity
Interest-bearing liabilities:
       NOW/Money market/Savings accounts               $5,556.6      $17,182    1.25 %          $5,326.3     $21,321    1.59 %
       Other consumer time deposits                     2,555.7       26,429    4.19             2,656.0      31,253    4.67
       Public fund certificates of deposit
          of $100,000 or more                             836.7        5,244    2.54               798.6       6,571    3.26
       Certificates of deposit of $100,000 or more        839.3        8,470    4.09               913.6      11,013    4.78
       Foreign time deposits                              561.0        2,219    1.60               584.5       2,829    1.92
                                                     -----------  -----------                 -----------  ----------
           Total interest-bearing deposits             10,349.3       59,544    2.33            10,279.0      72,987    2.82
       Short-term borrowings                              681.4        2,546    1.52               697.8       3,296    1.87
       Federal Home Loan Bank advances                  1,042.8       13,231    5.15             1,051.8      13,484    5.09
                                                     -----------  -----------                 -----------  ----------
           Total interest-bearing liabilities          12,073.5      $75,321    2.53 %          12,028.6     $89,767    2.96 %
                                                     -----------  -----------                 -----------  ----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                     2,355.4                                  2,393.1
       Other liabilities                                  362.8                                    356.2
                                                     -----------                              -----------
           Total noninterest-bearing liabilities        2,718.2                                  2,749.3
                                                     -----------                              -----------

   Total shareholders' equity                           1,586.0                                  1,554.6
                                                     -----------                              -----------

          Total liabilities and shareholders' equity  $16,377.7                                $16,332.5
                                                     ===========                              ===========
Net interest income/margin                                          $173,115    4.59 %                      $174,681    4.58 %
                                                                  ===========                              ==========

FINANCIAL INFORMATION (Cont.)
(Unaudited)
AVERAGE BALANCES, INTEREST AND RATES (Cont.)
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)
                                                               QUARTER ENDED

                                                                  March 31, 2001
                                                     Average
                                                     Balance      Interest      Rate
Assets
   Interest-earning assets:
       Loans                                          $12,112.9     $261,908    8.75 %
       Securities                                       3,154.0       49,580    6.29
       Short-term investments                             162.7        2,328    5.80
       Mortgage loans held for sale                       169.9        2,923    6.88
                                                     -----------  -----------
           Total interest-earning assets               15,599.5     $316,739    8.21 %
                                                                  -----------
   Reserve for loan losses                               (179.1)
   Noninterest-earning assets                           1,286.7
                                                     -----------
           Total assets                               $16,707.1
                                                     ===========

Liabilities and shareholders' equity
Interest-bearing liabilities:
       NOW/Money market/Savings accounts               $4,890.4      $42,405    3.52 %
       Other consumer time deposits                     2,899.7       40,262    5.63
       Public fund certificates of deposit
          of $100,000 or more                             840.7       12,523    6.04
       Certificates of deposit of $100,000 or more      1,105.6       16,951    6.22
       Foreign time deposits                              551.8        7,182    5.28
                                                     -----------  -----------
           Total interest-bearing deposits             10,288.2      119,323    4.70
       Short-term borrowings                            1,478.4       20,075    5.51
       Federal Home Loan Bank advances                  1,126.0       15,938    5.74
                                                     -----------  -----------
           Total interest-bearing liabilities          12,892.6     $155,336    4.89 %
                                                     -----------  -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                     2,088.5
       Other liabilities                                  223.3
                                                     -----------
           Total noninterest-bearing liabilities        2,311.8
                                                     -----------
   Total shareholders' equity                           1,502.7
                                                     -----------
           Total liabilities and shareholders' equity $16,707.1
                                                     ===========
Net interest income/margin                                          $161,403    4.17 %
                                                                  ===========